UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2021

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 28, 2021, QAD Inc. (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), entered into as of June 27, 2021, by and among the Company, Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”) and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into a support agreement (the “Support Agreement”) with Pamela Lopker, who beneficially owns Company common stock representing approximately 67% of the voting power of the Company’s outstanding capital stock. Under the Support Agreement, Pamela Lopker agreed to vote her shares of Company common stock in favor of adoption and approval of the Merger Agreement and the transactions contemplated thereby, subject to the limitations set forth in the Support Agreement. Pamela Lopker’s obligations under the Support Agreement will automatically terminate upon the earliest to occur of (i) the mutual agreement of the parties thereto to terminate the Support Agreement, (ii) the effective time of the Merger, and (iii) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement attached as Exhibit 10.1.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) uncertainties as to the timing of the proposed transaction; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (ix) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (x) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xi) the possibility of pressure to make concessions on pricing and changes

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in the Company’s pricing models; (xii) risks related to the protection of the Company’s intellectual property; (xiii) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (xiv) changes in the Company’s revenue, earnings, operating expenses and margins; (xv) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvi) the Company’s ability to leverage changes in technology; (xvii) risks related to defects in the Company’s software products and services; (xviii) changes in third-party opinions about the Company; (xix) changes in competition in the Company’s industry; (xx) delays in sales; (xxi) timely and effective integration of newly acquired businesses; (xxii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiii) fluctuations in exchange rates; and (xxiv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Item 9.01 Financial Statements and Exhibits.

d)       Exhibits.

Exhibit No.	Description
10.1	Support Agreement, dated as of June 27, 2021, by and among the Stockholders party thereto, Parent and the Company.
99.1	Press Release, dated June 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2021

QAD Inc.

By:	/s/ Daniel Lender
Name:	Daniel Lender
Title:	Chief Financial Officer

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